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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest reported) May 23, 2002
                                           ------------

                                   Ontro, Inc.
                                   -----------
             (Exact name of registrant as specified in its chapter)

         California                    001-13639                 33-0638356
         ----------                    ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

                   13250 Gregg Street
                        Poway, CA                                   92064
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code 858-486-7200
                                                   ------------

                                       n/a
                                       ---
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

                                       1
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         n/a

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         n/a

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         n/a

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         n/a

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         n/a

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         n/a

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         n/a

ITEM 8. CHANGE IN FISCAL YEAR.

         n/a

ITEM 9. REGULATION FD DISCLOSURE.

         Ontro, Inc. ("Ontro") is filing herewith a letter (the "Letter") dated the date of this Report on Form 8-K from James A. Scudder, the President and Chief Executive Officer of Ontro. The Letter, which has been posted on the Ontro website at www.ontro.com, discloses a number of recent material developments in Ontro's research and development program.

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                            Ontro, Inc.
                                                     a California corporation

                                                       /s/James A. Scudder
                                                       -------------------
                                                         James A. Scudder
Date May 24, 2002                                     Chief Executive Officer

                                       3
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                                  EXHIBIT INDEX


Exhibit           Description

99.1              Letter from James A. Scudder dated May 24, 2002